Exhibit 32.2

Certification Pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002

CERTIFICATION OF CHIEF FINANCIAL OFFICER

I, Najam Saiduddin, Chief Financial officer of CalWest Bancorp, do hereby certify, in accordance with 18 U.S.C. Section 1350, as created pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, to the extent that Section of that Act is applicable to the Bancorp, that:

1.               The Quarterly Report on Form 10-QSB of CalWest Bancorp for the quarterly period ended September 30, 2003 (the “Report”) fully complies with the requirements of Section 13 (a) or 15(d), as applicable, of the Securities Exchange Act of 1934, as amended; and

2.               The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Bancorp.

Dated: November 12, 2003	/s/	Najam Saiduddin
Najam Saiduddin
Chief Financial Officer